FIRST ADDENDUM TO THE PURCHASE AND SALE AGREEMENT

THIS FIRST ADDENDUM TO THE PURCHASE AND SALE AGREEMENT ("Addendum"), entered into as of the 12th day of November, 2004 (the "Effective Date") by and between Shell Landing Golf L.L.C., a Mississippi limited liability company (collectively referred to as "Seller"), The Grand Shell Landing, Inc., a Mississippi corporation and or assigns ("Purchaser"), shall amend, modify, supersede and be part of that certain PURCHASE AND SALE AGREEMENT (the "Agreement") entered into the 1st day of June 2004 by and amongst the Seller and Purchaser. The Seller and the Purchaser hereby agree as follows:

1. Upon the execution of this Addendum, the Escrow Agent shall be Michael L. Fondren P.C.. Escrow Agent agrees to hold, keep and deliver the deposits and all other sums delivered to Escrow Agent in accordance with the terms and provisions of this Agreement. Seller and Buyer agree and request that the former escrow agent, Richards & Polansky, P.A. who holds $100,000 (the "Deposit") as deposits pursuant to the Agreement wire to the Escrow Agent, Michael Fondren the full $100,000 using the following wire instructions:

The First
P.O. Box 15549
Hattiesburg, Ms. 39404
Routing Number # 065303360
Account Number 5018577
Michael L. Fondren Real Estate Escrow Account II

2. Buyer and Seller hereby release Richards & Polansky, P.A. from any liability pursuant to the Agreement, once the Deposit is sent and the Deposit has been received by the new Escrow Agent,

3. All other provisions in the Agreement shall remain in full force and effect.

4. In the event of any inconsistencies between the Agreement and this Addendum, this Addendum shall control.

IN WITNESS WHEREOF, the Seller and Purchaser have executed and entered into this Addendum as of the day first above set forth.

WITNESSED:

THE GRAND SHELL LANDING, INC.
a Mississippi corporation

By: [signature]
Albert Lazo

Its: Corporate Secretary
Dated: November 12, 2004

SHELL LANDING GOLF L.L.C.
a Mississippi limited liability company

By: [signature]
Kenneth O. Smith, Manager

Its: Manager

Dated: November 12, 2004